March 29, 2007

Taylor Moffitt
Chris McGovern
Originally New York, Inc.
(in process of changing name to United Ethanol Group, Inc.)
216 N Commercial Ave
Eagle Grove, Iowa 50533

Re:     Originally New York, Inc.

Gentlemen:

     The undersigned hereby immediately resigns as a member of the Board of Directors of Originally New York, Inc.

     In particular, and without limitation to other matters, I have made a limited investigation and have determined and been otherwise advised that ONYI has not complied with applicable reporting obligations of the United States Securities and Exchange Commission in connection with numerous prior transactions and that there are material misstatements and omissions in such filings. As a consequence, ONYI's reporting obligations under applicable securities laws and the Sarbanes-Oxley Act's requirements have failed and may lead ONYI to potential liability to shareholders and regulators for such violations. I will not and cannot participate in those violations.

     Please note that this resignation contains a disagreement with management of ONYI which will require disclosure in an immediate filing on Form 8-K under
Item 5.02. My last act as a director of ONYI is to authorize the filing of such a Form 8-K.

                                   Very truly yours,

                                   /s/ Kelmer R. Smith

                                   Kelmer R. Smith